Contingent Payment	12 Months Ended
Dec. 31, 2020
Disclosure Of Contingent Liabilities In Business Combination [Abstract]
Contingent Payment

26. CONTINGENT PAYMENT

	2020	2019
Contingent Payment, Beginning of Year	143	132
Re-measurement (1)	(80)	164
Liabilities Settled or Payable	-	(153)
Contingent Payment, End of Year	63	143
Less: Current Portion	36	79
Long-Term Portion	27	64
(1)	Contingent payment is carried at fair value. Changes in fair value are recorded in net earnings.

In connection with the acquisition (the “Acquisition in 2017”) from ConocoPhillips Company and certain of its subsidiaries (collectively, “ConocoPhillips”), Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017 for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. The quarterly payment will be $6 million for each dollar that the WCS price exceeds $52.00 per barrel. The calculation includes an adjustment mechanism related to certain significant production outages at Foster Creek and Christina Lake, which may reduce the amount of a contingent payment. There are no maximum payment terms.

The contingent payment is accounted for as a financial option. The fair value is estimated by calculating the present value of the future expected cash flows using an option pricing model, which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing, and discounted at a credit-adjusted risk-free rate. The contingent payment is re-measured at fair value at each reporting date with changes in fair value recognized in net earnings. As at December 31, 2020, no amount was payable under this agreement (2019 – $14 million).